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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

                         DATE OF REPORT August 6, 1997


                                -----------------


                              QUANTUM CORPORATION


             (Exact name of registrant as specified in its charter)

                                     0-12390
                            (Commission File Number)

   Delaware                                 94-2665054
   (State or other jurisdiction of          (I.R.S. Employer Identification No.)
    incorporation or organization)


                             500 McCarthy Boulevard
                               Milpitas, CA 95035
             (Address of principal executive offices, with zip code)


                                 (408) 894-4000
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

        On July 29, 1997, the Registrant entered into an underwriting agreement with Salomon Brothers Inc in connection with the offering of $287,500,000 principal amount of the Registrant's 7% Convertible Subordinated Notes due 2004 ("Notes"). The notes were registered with the Securities and Exchange Commission ("Commission") pursuant to a Registration Statement on Form S-3 (file no. 333-29525) filed with the Commission on June 19, 1997, as amended by Amendment
No. 1 filed on July 24, 1997. Certain documents which relate to this transaction are included as exhibits to this report.

ITEM 7.  EXHIBITS

     1. Underwriting Agreement, dated July 29, 1997, between the Registrant and Salomon Brothers Inc related to the public offering, sale and issuance of the Notes.

     4.1 Indenture, dated August 1, 1997, between the Registrant and La Salle National Bank as trustee ("Trustee") related to the Registrants subordinated debt securities.

     4.2 Supplemental Indenture, dated August 1, 1997, between the Registrant and Trustee, relating to the Notes (including the form of Note).



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       QUANTUM CORPORATION




Date:  August 5, 1997                   By: /s/ Richard L. Clemmer
                                           ------------------------
                                           Richard L. Clemmer
                                           Executive Vice President, Finance
                                           and Chief Financial Officer



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                              INDEX TO EXHIBITS



   Exhibit                        Exhibits
   Number


     1 Underwriting Agreement, dated July 29, 1997, between the Registrant and Salomon Brothers Inc related to the public offering, sale and issuance of the Notes.

     4.1 Indenture, dated August 1, 1997, between the Registrant and La Salle National Bank as trustee ("Trustee") related to the Registrants subordinated debt securities.

     4.2 Supplemental Indenture, dated August 1, 1997, between the Registrant and Trustee, relating to the Notes (including the form of Note).